UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2016
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FIBROCELL SCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341
(Address of principal executive offices and zip code)

(484) 713-6000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Principal Financial Officer and Principal Accounting Officer

On November 4, 2016, Keith A. Goldan, the Company’s Chief Financial Officer, provided notice of his intention to resign from the Company. On the same date, the Company and Mr. Goldan entered into a Separation Agreement and Release.  Pursuant to the terms of the Separation Agreement and Release:

•	the effective date of Mr. Goldan’s resignation will be January 1, 2017;

•	Mr. Goldan will continue to serve as Chief Financial Officer and support the transition of his roles and responsibilities until January 1, 2017; and

•	Mr. Goldan will receive $30,000 of severance from the Company.

Mr. Goldan’s decision to depart from the Company is solely for personal reasons and does not reflect any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  The Company thanks Mr. Goldan for his many contributions and for his willingness to continue to assist the Company to ensure a smooth transition.

Appointment of Principal Accounting Officer

On November 7, 2016, the Company appointed Kimberly Smith to serve as the Company’s principal accounting officer.  Ms. Smith joined the Company in 2014 as the Company’s Controller.  From October 2014 to March 2015, Ms. Smith served as the Company’s interim Chief Financial Officer, Treasurer and Corporate Secretary and since March 2016, as the Company’s Vice President of Corporate Accounting/Controller.  Prior to joining the Company, Ms. Smith was a financial consultant with AC Lordi Corporation from 2010 to 2013 working exclusively for AC Lordi Corporation’s client, ViroPharma Incorporated.  From 2004 to 2010, Ms. Smith was a financial consultant with The Siegfried Group, LLP, representing a variety of clients.  Prior to joining The Siegfried Group, LLP, Ms. Smith was a financial analyst for Motorola, Inc. from 2002 to 2004.  Ms. Smith began her career as a staff accountant at Ernst & Young LLP from 1998 to 2000 and as a senior accountant from 2000 to 2002.  Ms. Smith, age 40, is a Certified Public Accountant and also holds the Chartered Global Management Accountant designation.

In connection with Ms. Smith’s appointment as the Company’s principal accounting officer, her base salary was increased to $210,000 and her target annual bonus was increased to 25% of base salary.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.
By:	/s/ Keith A. Goldan
Keith A. Goldan
SVP and Chief Financial Officer
Date: November 9, 2016